EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anju Tandon, President, Chief Executive Officer and Financial Officer of TNT Designs, Inc., (the “Registrant”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that the Quarterly Report of the Registrant on Form 10-QSB for the quarterly period ended December 31, 2007, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Registrant.

Date: February 14, 2008

/s/ Anju Tandon
Anju Tandon President, Chief Executive and Financial Officer